UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 24, 2007

SILVER STATE BANCORP

(Exact name of registrant as specified in its charter)

Nevada	001-33592	88-0456212
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

170 SOUTH GREEN VALLEY PARKWAY, HENDERSON, NEVADA 89012

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (702) 433-8300

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 25, 2007 the Company issued a press release, a copy of which is included herein as exhibit 99.1, announcing the voting results of its Annual Meeting of Shareholders held on October 24, 2007. At the meeting, shareholders voted to re-elect directors, Bryan S. Norby, Corey L. Johnson, and Thomas T. Nicholson and ratify the appointment of its independent registered public accounting firm for the 2007 fiscal year.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

The following Exhibit is filed as part of this report.

Exhibit 99.1 Press Release of Silver State Bancorp dated October 25, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVER STATE BANCORP

	By:	/s/ Michael J. Threet
Michael J. Threet
Chief Financial Officer Chief Operations Officer
Dated: October 26, 2007

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Silver State Bancorp dated October 25, 2007.